UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2025

ACCURAY INCORPORATED

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-33301	20-8370041
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way
Madison, Wisconsin		53717-1954
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 608 824-2800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARAY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)
2026 Equity Incentive Plan

At the Annual Meeting of Stockholders of Accuray Incorporated (the “Company”) held on November 13, 2025 (the “2025 Annual Meeting”), the Company’s stockholders approved the Company’s 2026 Equity Incentive Plan. A description of the 2026 Equity Incentive Plan is set forth in the Company’s definitive proxy statement on Form 14A filed with the United States Securities and Exchange Commission on October 1, 2025 and is qualified in its entirety by reference to the full text of the 2026 Equity Incentive Plan, a copy of which is being filed as Exhibit 10.1 to this Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2025 Annual Meeting, the Company’s stockholders voted on four proposals as set forth below. The following is a brief description of each proposal submitted to a vote at the 2025 Annual Meeting, as well as the number of votes cast for and against, the number of abstentions, and the number of broker non-votes with respect to each proposal.

Proposal No. 1: Election of Directors

The stockholders elected each of the following persons as a Class I director of the Company to hold office until the Company’s 2028 Annual Meeting of Stockholders or until his or her successor is duly elected or appointed.

Nominee	For	Against	Abstain	Broker Non-Votes
Anne B. Le Grand	57,318,581	5,010,552	142,155	27,765,851
Joseph E. Whitters	55,335,372	6,985,195	150,721	27,765,851
Chan W. Galbato	60,688,874	1,498,081	284,333	27,765,851

Proposal No. 2: Approval of the Company’s 2026 Equity Incentive Plan

The stockholders approved the Company’s 2026 Equity Incentive Plan, with 54,189,859 shares in favor, 8,102,765 shares against, 178,664 shares abstaining and 27,765,851 broker non-votes.

Proposal No. 3: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

The stockholders cast an advisory vote to approve the compensation of the Company’s named executive officers as follows: 54,546,461 shares in favor, 7,751,730 shares against, 173,097 shares abstaining and 27,765,851 broker non-votes.

Proposal No. 4: Ratification of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2026, with 86,564,958 shares in favor, 3,180,230 shares against, 491,951 shares abstaining and no broker non-votes.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No. Description

10.1 Accuray Incorporated 2026 Equity Incentive Plan and forms of award agreements thereunder

104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURAY INCORPORATED

Dated: November 19, 2025	By:	/s/ Ali Pervaiz
Ali Pervaiz
Senior Vice President, Chief Financial Officer